                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Exactis.com, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG LLP

/s/  KPMG LLP

Denver, Colorado

October 29, 1999